Vector Group Ltd. owns Liggett Group, Vector Tobacco, Zoom E-Cigs, and New Valley. New Valley owns a 70% interest in Douglas Elliman. Pro-Forma Adjusted Revenues LTM 6/30/151 EXECUTIVE MANAGEMENT Howard M. Lorber President and Chief Executive Officer Richard J. Lampen Executive Vice President J. Bryant Kirkland III Vice President, Chief Financial Officer and Treasurer Marc N. Bell Vice President, General Counsel and Secretary Ronald J. Bernstein President and Chief Executive Officer of Liggett Group LLC and Liggett Vector Brands LLC • New Valley, which owns 70.59% of Douglas Elliman Realty, LLC, is a diversified real estate company that is seeking to acquire additional operating companies and real estate properties. • New Valley has invested approximately $210 million, as of June 30, 2015, in a broad portfolio of 23 domestic and international real estate investments. • Douglas Elliman is the largest residential real estate brokerage firm in the New York metropolitan area and the fourth-largest in the U.S. • Douglas Elliman’s closings totaled $19.8 billion for the twelve months ended June 30, 2015 and it has approximately 6,000 affiliated agents and 80 offices throughout the New York metropolitan area, South Florida, Aspen, Greenwich, and Los Angeles. 10-Year Stockholder Return TOBACCO REAL ESTATE Real Estate Tobacco E-Cigarettes This summary contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We have identified these forward-looking statements using words such as “could” and similar expressions. These statements reflect our current beliefs. Accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results, performance or achievements to differ materially from those expressed in, or implied by, such statements. • Fourth-largest cigarette manufacturer in the U.S. with a strong family of brands — Pyramid, Grand Prix, Liggett Select, Eve and Eagle 20’s — representing 12% share of the discount market. • Focused on brand strength and long-term profit growth, while continuing to evaluate opportunities to pursue incremental volume and margin growth. • Annual cost advantage of approximately $160 million due to favorable treatment under the Master Settlement Agreement. • The only cigarette company to have reached a comprehensive settlement resolving substantially all of the individual Engle progeny product liability cases pending in Florida. The Engle progeny cases have represented the most significant litigation against the U.S. cigarette industry in recent years. • 2014 expiration of the Tobacco Transition Payment Program could yield substantial incremental free cash flow. TTPP payments were approximately $13.5 million for the twelve months ended June 30, 2015. COMPANY HIGHLIGHTS • Headquartered in Miami with an executive office in Manhattan and tobacco operations in North Carolina • Employs approximately 1,500 people • Executive management and directors beneficially own 14% of the Company • Reported cash of $238 million and investments with fair value of $399 million at June 30, 2015 • Recognized as one of America’s Most Trustworthy Companies by Forbes in 2013 • In 2014, entered e-cigarette category with national rollout of Zoom, a superior disposable product featuring Tobacco and Menthol flavors. E-CIGARETTES Real Estate Tobacco Corporate and Other 2012 2013 LTM 6-30-20152014 $186M $200M $226M$211M $21M $51M $32M$40M ($13M) ($14M) ($10M)($10M) $193M $234M$228M$237M $1.020B $594M $1M TOTAL $1.615B Vector is a largely underfollowed company with a highly competent management team and numerous ways to unlock value “ “ Barron’s Online, August 14, 2014 Oppenheimer analyst Ian Zaffino 2 10-Year return from July 31, 2005 to July 31, 2015 and assumes reinvestment of dividends received. The Company’s net income attributable to Vector Group Ltd. for the periods presented was $31M, $39M, $37M and $65M, respectively. The Company’s revenues for the twelve months ended June 30, 2015 were $1.6B . Pro-Forma Adjusted EBITDA and Pro-Forma Adjusted Revenues are non-GAAP financial measures. For a reconciliation of Pro-Forma Adjusted EBITDA to net income and Pro-Forma Adjusted Revenues to revenues, please see Vector Group Ltd.’s Current Reports on Forms 8-K, filed on October 6, 2014, November 10, 2014, March 2, 2015, July 29, 2015 and August 5, 2015 and Form 10-Q for the quarterly period ended June 30, 2015 (Commission File Number 1-5759). 1 Pro-Forma Adjusted EBITDA1 Contact: Emily Deissler / Ben Spicehandler / Spencer Waybright of Sard Verbinnen & Co (212) 687-8080 VGR Total Return 418% (17.9% Compounded) 2 2006 2007 2008 2009 2010 2011 2012 2013 2014 20152005 S&P 500 Total Return 110% (7.7% Compounded) 2 500 400 300 200 100 www.vectorgroupltd.com July 31, 2015 E-Cigarettes ($1M) ($14M)($13M)